EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.W. Mays, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2025 as filed with the U. S. Securities and Exchange Commission (the “Report”), we, Lloyd J. Shulman and Ward N. Lyke, Jr., Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 12, 2025

By:	/s/ LLOYD J. SHULMAN
Lloyd J. Shulman
Chief Executive Officer
and President

By:	/s/ WARD N. LYKE, JR.
Ward N. Lyke, Jr.
Vice President,
Chief Financial Officer
and Treasurer